Investor Presentation

July 2020

Member FDIC


MVB
MVB
MVB

Forward Looking Statements

MVB Financial Corp. (the “Company”) has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this Presentation. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. When words such as “may,” “plans,” “believes,” “expects,” “anticipates,” “continues,” “may” or similar expressions occur in this Presentation, the Company is making forward-looking statements. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in the forward-looking statements contained in this Presentation. Those factors include but are not limited to: credit risk; changes in market interest rates; inability to achieve anticipated synergies; ability to successfully integrate recent mergers and acquisitions, including First State and Summit; competition; length and severity of the recent COVID-19 (coronavirus) outbreak and its impact on the Company’s business and financial condition; economic downturn or recession; and government regulation and supervision. Additional factors that may cause actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements.

Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company’s financial statements when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information in this announcement is subject to change.

The Company uses certain non-GAAP financial measures, such as tangible common equity to tangible assets, to provide information useful to investors in understanding the Company’s operating performance and trends and to facilitate comparisons with the performance of the Company’s peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation.

MVB

The MVB Financial Franchise

Our Purpose & Values

"Trusted Partners on the Financial Frontier – Committed to Your Success!"

TRUST
I am reliable and act with integrity. I can be counted on and count on others.

COMMITMENT
I take ownership of my responsibilities in support of MVB achieving its Purpose.

RESPECT, LOVE, & CARING
I am respectful, considerate and thoughtful towards our Team members, clients and community.

TEAMWORK
I effectively and efficiently work with others to accomplish more.

ADAPTIVE
I easily respond to change in a productive way.

Source: Company documents.

MVB Today

The Financial Frontier

MVB is an innovative financial holding company that provides banking services to individuals and corporate clients in the Mid-Atlantic region, as well as Payment and Fintech Deposit clients throughout the United States.

Company Statistics

- NASDAQ: MVBF
- Market Cap: $159.2M [1]
- Total Assets: $2.2B [1]
- Book Value Per Share: $18.48 [1]
- Tangible Book Value Per Share: $16.65 [1,2]

Why MVB?

- Consistent Growth
- Long Term History of Strong Asset Quality
- Attractive Markets
- Culture for Talent Acquisition
- Forward-Thinking Approach to Fintech

$13.30 [1] – Low Multiple to Book / Downside Protection

SANDLER O'NEILL + PARTNERS

2019 Bank & Thrift

SM-ALL STARS

KBRA KROLL BOND RATING AGENCY

Rated BBB in April 2020

Source: Company documents. (1) Market cap, total assets, book value, tangible book value, and stock price as of 06/30/20.
(2) Non-GAAP financial measure. Please see "Non-GAAP Reconciliations" in this presentation for details.

MVB Portfolio

Complementary Business Lines – Regional Lending with National Fintech Deposits



CoRe

- 10 banking centers in West Virginia and 3 in Northern Virginia
- CoRe Banking Structure launched in Q4 2019 (“Co” for Commercial and “Re” for Retail) to facilitate stronger team collaboration that benefits clients
  - Commercial: Loans, Deposits and Non-interest Income; 78% of loan portfolio
  - Retail: Deposits, Interchange and Fee Income, Small Business Loans, and Consumer Loans


= Client presence

Fintech Treasury & Deposit Services

- Sales team based in Salt Lake City
- Providing services to corporate clients
- Attractive deposit gathering “blue ocean” opportunities
- Potential for fee income revenue as partnerships grow
- Overarching focus on operational risk and compliance

Source: Company documents.

MVB

Protect the Core & Stimulate Growth


MVB Financial, Inc.
MVB Bank
Lending & Deposits
MVB Support / Shared Resources
Future Growth
Fintech Investments
Intercoastal Mortgage, LLC
Sale of Eastern Panhandle Branches
FDIC-Assisted Acquisition of The First State Bank
Compliance & Fraud Consulting (Chartwell Compliance & Paladin Fraud)
Fintech Vertical

Source: Company documents.

Analyst Commentary on MVB Story

HOVDE GROUP

April 7, 2020 – Aside from the meaningful EPS accretion, the most apparent N-T benefit of the transaction will be the boost to TBV from the recorded gain…More importantly, all of this is occurring at a time when there is greater importance being placed on TBV resiliency/valuation given the current operating environment. The transaction will also help to offset the vast majority of the deposits being sold in the Summit branch deal and ultimately help to lower the COFs as First State's deposits are marked. Finally, from a broader perspective, we think the involvement of MVBF is important given the risk factors associated with **the MVBF story (i.e. Fintech) and should be viewed as a vote of confidence from regulators.**

March 27, 2020 – We are updating our conviction rankings for **OUTPERFORM**-rated names…in light of a more challenging operating environment for banks…**we are placing MVBF in the #1 spot** as we think it is well-positioned in the near-term from an earnings defensibility standpoint and a deeply discounted TBV valuation.

April 8, 2019 – The specialty deposit play is the unique aspect of the story. The entrepreneurial bent of the management team – particularly the CEO – is among the more intriguing aspects of the MVBF story… The company has pursued a progressive approach to Fintech, given the CEO's stated belief that banks are rapidly "becoming yellow top taxis in an Uber world" and that the industry "must modernize or risk losing our relevance in the market." **Clearly, the strategy seems to be working well, as MVBF has emerged as a preferred bank of Fintech companies, and the results are noticeable and needle-moving.**

KBW

April 5, 2020 – **We are excited about MVBF's ability to continue to build TBV and capital at a time when capital is very important.** Also, we would note that MVBF came through the last economic recession with minimal losses and has NIM protection through the success of its fintech deposit strategy and revenue offsets through its mortgage subsidiary.

February 23, 2020 – **MVBF presents a unique opportunity to invest in a bank that has the potential to continue to improve profitability and its funding base over the next few years…** In addition to the benefit of team lift-outs and positive operating leverage in the core bank, the "MVB 3.0" strategy is focused on positioning MVBF as the partner of choice for FinTech companies… We find the branch sale to be both financially attractive and strategically compelling as it exists a slower growth market in WV, which MVBF can redeploy into DC and its FinTech vertical…

PIPER | SANDLER

February 20, 2020 – **We continue to like the MVB story longer-term as the company executes on its Fintech initiatives**, thereby driving franchise value via lower cost/NIB deposit growth in addition to emerging fee opportunities while tilting the earnings stream towards the core bank… Loan engine continues to generate robust growth… Upward NIB trajectory marches higher… Margin expansion is a particularly notable highlight… Credit trends remain favorable… Tangible book value per share and capital levels increase…

March 3, 2020 – **We think highly of management's "think outside the box" mentality** in deciding a creative structure to create balance sheet flexibility and ultimately drive shareholder value.

MVB

Second Quarter 2020 Overview

Highlights from Q2 2020 vs. Q1 2020

Net interest income of $18.5M increased $2.3M, or 14.1%

Net interest margin, on a fully tax-equivalent basis, was 3.78%, an increase of 12 basis points

Mortgage fee income of $14.9M, increased $3.7M, or 33.2%

Deposits[1] of $1.9B, increased $77.9M, or 4.4%

Noninterest-bearing deposits[1] of $528.5M, increased $119.0M, or 29.1%

Tangible book value per share of $16.65, increased $1.49

Source: Company documents. (1) Including assets or deposits of branches held for sale, as applicable.

Significant Transactions

FDIC-Assisted Acquisition of The First State Bank, Barboursville, WV

Preliminary bargain purchase gain of $4.7M [1]

Completed on April 3, 2020

Paladin, LLC Acquisition

Enhances the Fintech vertical with its commitment to fraud prevention

Completed on April 17, 2020

Sale of 4 Eastern Panhandle, WV Banking Centers

Gain on sale of $9.6M

Completed on April 24, 2020

MVB Mortgage Combination with Intercoastal Mortgage, LLC

Forms one of the largest independently-owned mortgage lending operations in the Mid-Atlantic region

Completed on July 1, 2020

Source: Company documents. (1) Subject to change as the day 1 fair values of the acquired assets and liabilities are finalized.

MVB

Strong Record of Organic Growth

Growth with an Emphasis of Profitability

Total Assets


CAGR 9%
$2,500
$2,000
$1,500
$1,000
$500
$-
$1,384
$1,419
$1,534
$1,751
$1,944
$2,215
2015
2016
2017
2018
2019
YTD 2020

Net Income


CAGR 33%
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$6,816
$12,912 (1)
$7,575
$12,003
$26,991 (2)
$18,569 (2)
$19,082
2015
2016
2017
2018
2019
YTD 2019
YTD 2020

2020 vs. 2019 Growth Highlights	
Area	Percent Increase
Noninterest-bearing Deposits	95.3%
ALLL/Total Loans	41.7%
Net Interest Income	21.5%
Equity	13.9%
Service Fees	13.6%
Loans [1]	5.9%
Fintech Investment Portfolio IRR	201.5%

Strong loan growth coupled with steady margin expansion and top-tier asset quality

Source: Company documents. (1) 2016 net income includes $3.9M relating to the sale of the insurance segment. (2) 2019 net income includes $10.1M relating to the gain on a fintech investment and $427K relating to contingency income related to the 2016 sale of the insurance segment. YTD as of 06/30. (1) Amount excludes PPP loans of $89.8M.

Growth in Book Value & Tangible Book Value



$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
BV CAGR 8%
TBV CAGR 10%
$12.20
$9.81
$12.93
$11.01
$13.63
$11.80
$14.55
$12.92
$17.13
$15.20
$18.48
$16.65
2015
2016
2017
2018
2019
Q2 2020
Book Value
Tangible Book Value

Source: Company documents. Q2 2020 data does not include the impact of the mortgage transaction.

Deposit Growth with NIB Focus

NIB CAGR of 37% Over Five-and-a Half Years



Average Deposit Balances
Average Balance in thousands
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
30%
25%
20%
15%
10%
5%
0%
NIB as a % of Total Deposits
$729,707
$879,196
$922,492
$1,013,318
$1,227,269
$1,680,451
8%
28%
2015
2016
2017
2018
2019
YTD 2020
Interest-bearing deposits
Noninterest-bearing deposits
NIB deposits as a % of total deposits
Regional Peer NIB deposits as a % of total deposits

PIPER | SANDLER

"…we have long held the company's fintech initiatives in high esteem, we note several factors that position MVB as a relative winner in this tumultuous period."

- Nicholas Cucharale, Piper Sandler & Co., March 24, 2020

Source: Company documents, SEC filings, and S&P Global Market Intelligence. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $1.0 billion and $3.0 billion. Peer data reflects the most recent data publicly available. YTD as of 06/30. Excludes deposits of branches held for sale.

MVB

NIM Expansion – Outpacing Peers

Active Focus on NIM & Upward Trend


4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
4.07%
3.94%
3.85%
3.86%
3.87%
3.80%
3.73%
3.64%
3.07%
3.12%
3.27%
3.31%
3.47%
3.53%
-100 bps
+9 bp
2014
2015
2016
2017
2018
2019
YTD 2020
MVBF
Regional Peers

Source: Company documents, SEC filings, and S&P Global Market Intelligence. NIM is shown on a fully-tax equivalent basis. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $1.0 billion and $3.0 billion. Peer data reflects the most recent data publicly available. YTD as of 06/30.

MVB

Mortgage Operations

YTD 2020 Net Income of $9.8M

Historical Volume Comparison



$2,000
$1,500
$1,000
$500
$-
$1,541
$1,447
$1,816
$743
$1,443
2017
2018
2019
YTD 2019
YTD 2020

Historical Pipeline Comparison



$600
$500
$400
$300
$200
$100
$237
$207
$180
$138
$206
$209
$178
$126
$187
$244
$247
$151
$494
$486
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020

PIPER | SANDLER

"Given the move down in longer-term rates and broadening of the potential refinance pool, industry data has demonstrated a **heavily upward bias to mortgage production** with the MBA forecasting a 26% increase in origination volume in 2020. Further, **expansion of the primary-secondary spread bodes well for gain on sale margins**."

- Nicholas Cucharale, Piper Sandler & Co., March 24, 2020

2020 Dollar Volume by State (1)



NC/SC
20%
MD
7%
DC
9%
Other
5%
WV
5%
VA
54%

2020 Dollar Volume by Transaction Type (2)



Refinance
50%
Purchase, Construction Origination, & Construction Refinance
50%

Source: Company documents. (1) Volume displayed by dollars closed. (2) Volume displayed by number of loans closed. YTD as of 06/30.

MVB

Mortgage Combination

Combination with Intercoastal Mortgage Completed on July 1, 2020

- MVB will recognize ownership in the new company as an equity method investment, initially recorded at fair value
- Allows MVB to benefit from mortgage profits, while simplifying financials to core business
- Total combined closed loan volume for ICM in 2019 was $3.1B
- As a result of this transaction, we expect to reduce our efficiency ratio by approximately 10% and we expect to reduce our assets due to LHFS.
- As a result of this transaction, total Tier 1 capital will increase approximately $16M, which will increase the leverage ratio by approximately 80 basis points, will increase the other risk-based capital ratios by approximately 220 basis points, and will increase tangible book value by $1.40 per share.
- This transaction will improve MVB's margin due to not holding lower-yielding LHFS on the balance sheet.
- We expect to recognize a gain in the range of approximately $1.0M to $3.0M.

Source: Company documents.

Acquisition of The First State Bank

FDIC-Assisted Deal closed on April 3rd, 2020

- Acquired $83.5M in gross loans, $22.7M in OREO, and $140.0M in deposits
- 46.5% mark on OREO and a 27.4% mark on loans
- OREO acquired reduced to $7.7M in three months; frees up capital for MVB and reduces carrying costs
- Acquired 3 branches and 2 drive-thru locations in the Barboursville, WV area
- As a result of this transaction, MVB recognized a preliminary bargain purchase gain of $4.7M[1]
- Expansion of the MVB franchise on I-64 from Charleston, WV to Huntington, WV


THE FIRST STATE BANK

Source: Company documents. (1) Subject to change as the day 1 fair values of the acquired assets and liabilities are finalized.

Divestiture of Eastern Panhandle Branches

Sale of 4 branches closed on April 24th, 2020

- Sale of 4 branches in the Eastern panhandle of WV for an 8% premium
- Focuses our CoRe strategy on key growth markets
- Reallocates resources to Fintech vertical
- Deposits of these branches totaled $188.1M and Loans of these branches totaled $36.8M as of closing
- Cost of funds of sold deposits of 1.06% as of Q1 2020
- As a result of this transaction, MVB recognized a gain of $9.6M


MVB
ATM
MEDICINE
MVB

Source: Company documents.

Protect the Core

COVID-19 Executive Summary

Proudly supporting our Trusted Partners	▪ Helping business customers access the SBA's Paycheck Protection Program ▪ Extended payment deferrals and interest-only payments on loans, as well as suspended foreclosures ▪ 95% of Team Members working from home while branches remain open for business
Managing disruption from a position of strength and soundness	▪ Strong capital, liquidity, and asset quality ▪ Robust capital levels with a CET ratio of 12.24% ▪ Ample liquidity cushion - $410.7M, or 28.3%, deposit growth from December 31, 2019 ▪ ALLL / Total Loans of 1.19%, an increase of 39bps from March 31, 2020
Being "Defensively Offensive"	▪ Four previously announced strategic deals generating approximate pre-tax gains of $15M ▪ Continued expansion within the Fintech vertical ▪ Strategic revenue initiatives designed to add new capabilities
Selected COVID-19 impacts	▪ Assessing potential credit risk and exposure within portfolio ▪ Volatility in the Mortgage market ▪ Net interest margin

Source: Company documents.

MVB

Commercial Loan Modifications

Total Commercial Loan Modifications		
Resolution	**Approved and/or Booked Modifications**	**Modifications as a % of Total Commercial Loans**
Interest-Only Payments	$ 27,148,390	2.4%
Payment Deferral then Interest-Only Payments	$ 61,898,564	5.5%
Payment Deferral	$ 134,898,315	12.0%
Total	**$ 223,945,269**	**19.9%**

Commercial Loans Requesting Additional Concessions		
Resolution	**Approved and/or Booked Modifications**	**Modifications as a % of Total Commercial Loans**
Interest-Only Payments	$ 4,423,985	0.4%
Payment Deferral then Interest-Only Payments	$ 1,157,991	0.1%
Payment Deferral	$ 57,773,626	5.1%
Total	**$ 63,355,602**	**5.6%**

Source: Company documents. Data as of 06/30/20. The loans presented exclude loans acquired from The First State Bank.

MVB

Paycheck Protection Program Participation

SBA U.S. Small Business Administration

	# of Loans	Current Balance	Average Balance	Fee Income
Tranche #1	235	$68.4M	$291K	$2.2M
Tranche #2	220	$21.4M	$97K	$770K
Total	**455**	**$89.8M**	**$197K**	**$3.0M**

No forgiveness as of June 30, 2020

Source: Company documents. Current balance as of 06/30/20.

MVB

Diversified Loan Portfolio

Growth & Active Management of Concentration Limits

Net Loans (including Loans of branches held for sale)



CRE %
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
In millions
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
Commercial RE Loans as a % of Total Risk Based Capital
2013
2014
2015
2016
2017
2018
2019
YTD 2020
Net Loans HFI
CRE Loans as a % of Total Risk-Based Capital

Loan Portfolio Composition



SBA Paycheck Protection Program 6%
Residential 19%
Home Equity 2%
FSB loans 4%
Commercial Business 32%
Commercial Real Estate 29%
Acquisition & Development 7%
Acquisition & Development - HVCRE 1%

Source: Company documents. YTD as of 06/30.

Commercial Real Estate Portfolio

Diversification within CRE Concentration

CRE Loans



Apartments - Market 11%
Storage Units 1%
Apartments - Low Income 5%
Nursing Homes 31%
Retail 14%
FSB 4%
Other 2%
Office 22%
Hotels 10%

AD&C Loans



Commercial Development 13%
1-4 Family Residential Owner Occupied 42%
Office 6%
Personal Lot Loans 1%
Residential - Speculative 19%
Other 7%
Residential Development 9%
Retail 2%
Storage Units 1%

Source: Company documents. AD&C chart excludes AD&C loans acquired from The First State Bank.

CRE Concentration

	Balance as of 06/30/2020	
CRE	Total Amount	% of Capital
Hotels	$42,022,917	19%
Office	$92,465,993	41%
Retail	$58,237,241	26%
Apartments – Low Income	$19,587,215	9%
Apartments – Market	$43,938,726	20%
Storage Units	$5,213,916	2%
Nursing Homes	$129,463,551	58%
Other	$7,530,392	3%
FSB CRE loans	$18,729,962	8%
Subtotal	**$417,189,913**	**186%**
AD&C		
Residential Home – Presold	$2,287,750	1%
Residential – Speculative	$41,574,468	19%
Residential – Developed	$12,921,336	6%
Residential – Undeveloped	$3,587,127	2%
Developed	$17,186,718	8%
Undeveloped	$11,146,182	5%
Storage Units	$1,512,148	1%
Nursing Homes	$1,006,910	0%
Retail	$3,792,635	2%
Office	$13,631,408	6%
Personal Lot Loans	$1,700,596	1%
Other	$16,063,880	7%
Subtotal	**$126,411,158**	**56%**
Mortgage construction	$131,132,498	59%
Total CRE and AD&C	**$674,733,569**	**301%**

Source: Company documents. AD&C portion excludes AD&C loans acquired from The First State Bank.

MVB

CRE Loan Concentration Characteristics

Nursing Homes

- Geographic diversity among 11 states in the US
- $129M in loan balances among 13 borrowers
- 83.09% occupancy
- Weighted Average
  - Risk Grade of 4.00
  - Star Rating of 2.89
- No delinquency
- 1 COVID-19 Modification request of $9M

Hotels

- Assets located in OH, WV, MD, and VA
- $42M in loan balances among 11 borrowers, and 8 different brands who are experienced operators
- Weighted Average Risk Grade of 4.25
- No delinquency
- Moratorium on Hotel Lending has been implemented since 2017, prior to COVID-19
- Current COVID-19 disruption has resulted in payment deferral modifications for 10 borrowers totaling $31M

Office

- $92M in loan balances
  - $61M of exposure attributed to WV & PA markets
  - $31M of exposure attributed to NoVA markets
- Diversified tenant mix with assets located in MVB's operating geographic footprints
- Weighted Average Risk Grade of 4.18
- 3 delinquent loans for 0.01% of total loans
- Vacancy of 5.1% in WV and 3.1% in NoVA, based on subject asset appraisals and comparable sales, which outperforms the US vacancy rates of 9.8%
- Current COVID-19 disruption has resulted in payment deferral modifications for 9 borrowers totaling $21M

Source: Company documents.

AD&C Portfolio Characteristics

AD&C

- $126M in loan balances (70% in VA and 30% in WV)
- 1-4 Family/ADC - $59M or 46% of total AD&C
  - $57M in loan balances in NoVA
  - 1.3 average months of supply amongst 8 counties in NoVA market which lagged US figure of 5.7 months at 12/31/19
  - Weighted Average
    - Risk Grade of 4.39
    - Days on Market of 35.54
    - Sales to List Price of 99.20%
- 2 delinquent loans for 0.03% of total loans

Mortgage Construction

- $131M in loan balances with 508 borrowers
  - Geographically-distributed among 12 states: 36% in VA, 34% in NC, 10% in SC, 6% MD, 5% WV, and 5% DC
- Weighted Average
  - LTV of 75.29%
  - DTI of 26.46%
  - FICO of 746
- Average time on books of 6.3 months
- Standard Note Term of 12 months
- 2 delinquent loans for 0.07% of total loans

Source: Company documents.

Consistent, Top Tier Asset Quality Through Cycles

Non-Performing Loans / Total Loans



3.90%
2.90%
1.90%
0.90%
-0.10%
1.10%
2.47%
3.21%
3.43%
3.26%
2.29%
1.68%
1.65%
1.46%
1.17%
1.06%
0.87%
0.94%
0.54%
0.00%
0.74%
0.88%
0.77%
0.14%
1.16%
0.99%
0.59%
0.88%
0.54%
0.37%
0.88%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD 2020
MVBF
Regional Peers

ALLL / Total Loans



2.30%
1.80%
1.30%
0.80%
0.30%
1.30%
1.53%
1.80%
1.74%
1.66%
1.49%
1.34%
1.26%
1.16%
1.09%
1.04%
0.98%
1.19%
1.07%
0.92%
0.96%
0.84%
0.81%
0.91%
0.79%
0.78%
0.78%
0.86%
0.89%
0.84%
0.86%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD 2020
MVBF
Regional Peers

NCOs / Average Loans



1.00%
0.60%
0.20%
-0.20%
0.33%
0.66%
1.00%
0.81%
0.76%
0.59%
0.32%
0.19%
0.24%
0.21%
0.13%
0.12%
0.22%
0.25%
0.18%
0.33%
0.35%
0.42%
0.25%
0.17%
0.07%
0.22%
0.12%
0.11%
0.07%
0.15%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD 2020
MVBF
Regional Peers

PIPER | SANDLER

"Excellent historical asset quality…NPAs are a sterling 34 bps of assets. Non-performers have been below peers for several years with quite impressive performance through the Great Recession."

- Nicholas Cucharale, Piper Sandler & Co., March 24, 2020

Source: SEC filings and S&P Global Market Intelligence. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $1.0 billion and $3.0 billion. Peer data reflects the most recent data publicly available. YTD as of 06/30.

MVB

Bank Capital Position

Tangible Common Equity / Tangible Assets (%) (1)


10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
5.79%
7.86%
8.13%
8.66%
9.45%
9.08%
2015
2016
2017
2018
2019
Q2 2020

Tier 1 Leverage Ratio (%)


11.00%
10.50%
10.00%
9.50%
9.00%
8.50%
9.50%
10.88%
10.68%
10.24%
9.94%
9.50%
2015
2016
2017
2018
2019
Q2 2020

Tier 1 Risk-Based Capital Ratio (%)


14.00%
13.50%
13.00%
12.50%
12.00%
11.50%
11.00%
10.50%
10.00%
11.45%
13.60%
13.34%
12.47%
12.05%
12.24%
2015
2016
2017
2018
2019
Q2 2020

Total Risk-Based Capital Ratio (%)


15.00%
14.00%
13.00%
12.00%
11.00%
12.19%
14.46%
14.22%
13.29%
12.84%
13.33%
2015
2016
2017
2018
2019
Q2 2020

Q2 2020 data does not include the $16.8M pickup of Tier 1 Capital from the Mortgage Combination

Source: Company documents. (1) TCE/TA is for the Holding Company. All other capital ratios presented are from the Bank.

MVB

MVBF Stock

Insider Holdings Reaffirm that We Believe in MVB!

Top Holders as of June 30, 2020	Position
EJF Capital LLC	1.1M
The Vanguard Group, Inc.	571K
BlackRock Institutional Trust Company, N.A.	474K
Wellington Management Company, LLP	419K
Larry Mazza, President & CEO	**352K**
David Alvarez, Chairman	**300K**

PIPER SANDLER

"While we had previously thought highly of the company's insider ownership (the company's latest DEF 14A filed in April 2019 indicated management and the BOD beneficially owned 18.1% of shares with Mr. Mazza accounting for 5.3%), we applaud management's endorsement."

- Nicholas Cucharale, Piper Sandler & Co., March 24, 2020

During 2020, the Company repurchased 45,600 shares of stock at an average price of $14.49. The stock repurchase program was announced on August 12, 2019, but no repurchases occurred in 2019. Under this program, the Company is authorized to repurchase up to $5M of its outstanding shares of common stock.

Source: Company documents.

MVB

Stimulate Growth

Gen-Z Banking Survey

MANOLE CAPITAL MANAGEMENT

July 20, 2020 – "Manole Capital spends the vast majority of its time analyzing FINTECH companies, not traditional banks. There is a **strong relationship between certain banks and what they are doing in terms of new software, products and technology**. It is impossible for the banking channel to ignore technology, as banking has clearly become "electronified" (is that even a word?).

One of the few banks that seems to understand this dynamic is MVB Financial (ticker MVBF). Their **CEO is Larry Mazza and we believe his commentary of the future of banking is perfectly aligned with ours.** Mazza said that banks are rapidly **"becoming the yellow top taxis in an Uber world."** He dived deeper and also said that the banking industry must **"modernize or risk losing its relevance in the market."** Quite frankly, **we couldn't agree more with him.** Unfortunately, **most banks are not as forward thinking as MVBF**. To attract Gen-Z, banks need to be able to adapt and quickly adjust. However, most are too conservative and slow to respond."

– Warren Fisher, CFA, Manole Capital Management

Fintech Strategy Execution


Keep Up
Get Ahead
1. Offer Solutions to Strengthen Client Relationships
3. Make Investments in Fintech Companies
GOAL
Increase Positive Exposure to Fintech trend drivers
Common in Most Banks
Less Common in Banks
2. Utilize Productivity Enhancing Tools
4. Become Trusted Banking Partner for Fintech Companies

Source: Company documents.

MVB Fintech Thesis

What They Do Well	What We Do Well
Fintech	**Bank**
1. Identify a niche 2. Build a solution to meet the needs of users in niche 3. Generate revenue with a highly profitable business model 4. Scale quickly	1. Access to payment rails 2. FDIC insured deposits 3. All Fintech companies need a banking relationship

Technology company builds the technology and acquires users.

MVB holds the deposits and shares fee income.

Source: Company documents.

MVB

Fintech Investment Portfolio Performance


201.5% IRR
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
(in thousands)
2016
2017
2018
2019
YTD 2020
Cash Investment
Fair Value
BILLGO
ALLIED PAYMENT NETWORK
FinClusive
interchecks
Stronghold
Commerce Ventures
GRAND

Investments Focused on Strategic Partnerships

Source: Company documents. YTD as of 06/30.

Fintech Differentiators – "Distinct, Not Extinct"

Future Growth Coming from Mix of NIB & Reasonably Priced IB Deposits

Current Portfolio Mix


Hospitality & Gaming 37%
Specialty Escrow 41%
Digital Savings 1%
Cryptocurrency 4%
Payments Processing 17%

+

Pipeline Mix


Payments Processing 74%
Cryptocurrency 15%
Digital Savings 4%
Hospitality & Gaming 6%
Specialty Escrow 1%

=

Future Portfolio Mix


Specialty Escrow 24%
Payments Processing 41%
Hospitality & Gaming 24%
Digital Savings 3%
Cryptocurrency 8%

As of June 30, 2020	Balance	Cost of Funds	YTD Fee Income
Fintech	$ 226,223,026	0.29%	$ 312,889
Specialty escrow	$ 155,274,242	0.01%	$ 164
Total	**$ 381,497,268**	**0.22%**	**$ 313,053**

Source: Company documents.

Gaming Deposits

Major Player in a Growing Industry

Growth in Gaming Deposits



$150
$100
$50
$-
(in millions)
$51.7
$65.2
$77.3
$76.8
$120.3
$111.2
$141.9
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020

June 7, 2019 – "Sports betting is a $140 billion business that states are steadily in the process of legalizing. The industry's growth is extremely bright. MVB is at the nexus of it all… **MVB is going to be a fascinating company to watch in the coming years** as it moves to put itself at the center of several emerging fast-growing industries." *– Tom Brown, Tom Brown's Banking Weekly*

June 5, 2020 – "The pandemic's shutdown of live sporting events may have crushed the business model of ticket resellers, such as Viagogo, but investors have gone crazy over the prospects for sports betting companies, DraftKings and National Penn Gaming, both of which have seen their stock prices double since mid-April. How can you not like the prospects for the sports betting firms, as more states move to legalize sports betting following the Supreme Court's decision to uphold its legality two years ago. Some states make it especially easy to bet by allowing multiple wagers. **We have an equity stake in MVB Financial, which provides banking services to most of the largest sports betting companies."** *– Tom Brown, Tom Brown's Banking Weekly*

Bullish Market for Gaming Stocks

Draft Kings



$50.00
$40.00
$30.00
$20.00
$10.00
$-
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
-
7/31/2019
8/31/2019
9/30/2019
10/31/2019
11/30/2019
12/31/2019
1/31/2020
2/29/2020
3/31/2020
4/30/2020
5/31/2020
6/30/2020
Volume
Close

Penn National Gaming



$50.00
$40.00
$30.00
$20.00
$10.00
$-
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
-
7/31/2019
8/31/2019
9/30/2019
10/31/2019
11/30/2019
12/31/2019
1/31/2020
2/29/2020
3/31/2020
4/30/2020
5/31/2020
6/30/2020
Volume
Close

MVB

Source: Company documents and Yahoo! Finance.

Compliance & Fraud Coverage

CHARTWELL
REGULATORY COMPLIANCE & RISK MANAGEMENT

- Over 150 fintech companies served, ranging from the unicorns to the Fortune 50
- Industry-leading hyper-specialization to fintech state and federal compliance
- Well-recognized brand across the industry
- Nearly all staff have been industry practitioners or regulators
- Most work executed by employees, not contractors
- Winner of fintech, corporate culture, and employee development awards
- Practitioners of *Kaizen* process efficiency and lean management, including training tours in Japan

paladingroup

- Founded by a group of insider industry experts who knew what fraud prevention can and should be, Paladin Group offers an extensive and customizable suite of services for both merchants and vendors. We strategize for the long game, helping clients and partners defend against today's threats—and tomorrow's. Paladin places special focus on education and training, arming merchants and vendors with the insight they need to stay on top.
  - **Experienced:** Our collective decades of experience add up to expertise our clients can trust
  - **Tactical:** We safeguard your long-term best interests with strategic analysis and insight
  - **Agile:** We adapt and keep up with trends and technology, evolving to match your needs
  - **Human:** We bring warmth, partnership, and collaboration to a complex landscape

H HOVDE GROUP

"The deal makes sense to us for a number of reasons. First, and most simply, with regulation and compliance naturally at the forefront of the risk factors associated with the MVBF story, any enhancement to the company's proficiency in these areas — irrespective of whether or not the deal was financially accretive — has to be considered a significant positive development, in the sense that it undoubtedly reduces the overall risk profile of the business model… So in essence, MVBF helps to soothe concerns about its regulatory and compliance risk as it pushes further into the Fintech arena, lowering the overall risk profile of the model, while simultaneously opening up a new potential revenue stream that is uncorrelated to both the traditional banking business and MVBF's own initiatives in Fintech." *- Joseph Fenech, Hovde Group*

Source: Company documents.

MVB

Strategic & Opportunistic Talent Acquisition

An Independent Bank Mindset that Embraces a, "Yes, if" Culture

Acquisitions

- **PMG** 2012 *Assets Acquired of $65M*
- **Acacia** 2013 *Assets Acquired of $74M*
- **BB&T Branches** 2015 *Assets Acquired of $68M*
- **Chartwell Compliance** 2019 *Assets Acquired of $4M*
- **The First State Bank** 2020 *Deposits Acquired of $140M*
- **Paladin Fraud** 2020 *Assets Acquired of $87K*

Lift Outs

- **BB&T** 2005 12 Team Members
- **HNB** 2009- 2011 11 Team Members
- **Wells Fargo Insurance** 2013 23 Team Members Sold in 2016
- **VA Commerce** 2013 5 Team Members
- **Recent NoVa M&A Disruption** 2017/2018 12 Team Members
- **Salt Lake City Fintech Office** 2019 4 Team Members

Significant Management Ownership Drives Entrepreneurial Spirit

Source: Company documents.

MVB

Strategic Opportunities Creating Value

Capital generation through opportunistic transactions

- 2005: **Acquired banking center** in Eastern Panhandle, WV
- 2012: **Acquired MVB Mortgage**
- 2013: **MVB Insurance lift out** of 23 team members
- 2015: **Acquired two banking centers** in the Eastern Panhandle, WV
- 2016: **First Fintech investment**
- 2016: **MVB Insurance sold** for a $6.3M pre-tax gain
- 2019: **Fintech investment holding gain** of $13.5M (pre-tax)
- 2020: **Acquired The First State Bank** for a preliminary bargain purchase gain of $4.7M (pre-tax) (1)
- 2020: **Eastern Panhandle, WV banking centers sold** for a pre-tax gain of $9.6M
- 2020: **MVB Mortgage combined** with Intercoastal Mortgage, LLC

Creating value for shareholders by capitalizing on favorable market conditions

Source: Company documents. . (1) Subject to change as the day 1 fair values of the acquired assets and liabilities are finalized.

Addressing Risk Management

Cost of Investing in the Future & Scalability

Risk	Mitigation
Mortgage Volatility	▪ Diversified geographic portfolio ▪ Overhead management ▪ High quality loans ▪ Purchased loan focus
Asset Quality	▪ Diverse portfolio ▪ Increased ALLL ▪ Strong markets
Compliance/Regulatory Risk	▪ Investment in team through Chartwell and Paladin acquisitions ▪ Continuous communication with regulators ▪ Technical expertise and experienced Fintech industry partners ▪ Investing in regulatory technology enhancing compliance monitoring systems
Payment & Fintech Deposit Client Retention	▪ Building moats around clients ▪ Extensive diligence for both parties adding to difficulty to switch ▪ Early adopter advantage ▪ Long technical sales cycle
Deposit Concentration & Seasonality	▪ Diversified base of clients and industries ▪ Limits on total accepted per client and industry ▪ Increased liquidity in investment portfolio ▪ Syndicate deposits
Operating Efficiency	▪ Modern, efficient branch network ▪ Technology focus ▪ Increased due to Mortgage subsidiary (pending merger with ICM) ▪ Fee income expansion

Source: Company documents.

Contact Us



MVB Financial Corp.
301 Virginia Avenue
Fairmont, WV 26554
(304) 363-4800

Investor Relations
Lisa McCormick
MVB Financial Corp.
(304) 367-8697

Appendix

Executive Leadership

TOM BROWN'S
BANKSTOCKS.COM
INSIDE FINANCIAL SERVICES

June 12, 2020 – "...I had six one-one-conversations with bank CEOs I not only have the utmost respect for as CEOs, but also whom I simply enjoy as individuals: Jamie Dimon (JPMorgan), Lynn Harton (United Community), Kelly King (Truist), Ken Mahon (Dime Community), **Larry Mazza (MVB Financial)**, and John Turner (Regions). I learned so much from these six individuals and enjoyed a few laughs that I should have paid for the education and entertainment." – *Tom Brown*



Larry F. Mazza

President & CEO of MVB Financial Corp.

- 30 years of experience in the banking industry, including community banks and BB&T
- Member of the WV Board of Banking and Financial Institutions
- Served on the Board of Directors for PDC Energy
- Serves on the Board of Directors for BillGO
- Big 4 experience
- Co-owner of Football Talk, LLC



Donald T. Robinson

EVP & CFO

- Former Senior Vice President & Commercial Regional Manager for Huntington National Bank
- Former Senior Vice President and Chief Accounting Officer at Linn Energy
- Big 4 experience



C. Brad Greathouse

EVP & Chief People and Culture Officer

- Former Vice President of Human Relations at Mylan
- Former Senior Human Resources Leader at GE Aviation
- Global HR leadership experience across multiple industries



Matt A. West

Chief Strategy Officer

- Leads the strategy, operations, technology, & project management teams
- Former consultant for energy, financial services, health care, & the public sector
- Formerly held engineering & operations leadership roles at GE



John T. Schirripa

EVP & Chief Commercial Lending Officer

- Former Regional President – WV
- 30+ years of experience
- Former Senior Vice President/Community President of Huntington National Bank



James R. Nalls

Regional President & Chief CoRe Banking Officer

- Leads the CoRe Banking Division and NoVA Market
- Former Executive Vice President, Virginia Commerce Bank
- 30+ years of banking experience

Source: Company documents.

MVB

Experienced Board of Directors



David B. Alvarez (C)
Year Appointed: 2013
Chairman of the Board
President, Energy Transportation



James J. Cava, Jr. (I)
Year Appointed: 2013
Managing Member, Cava & Banko, PLLC
Committees: Audit, Finance, HR & Compensation, Risk & Compliance



John W. Ebert (I)
Year Appointed: 2013
President, J.W. Ebert Corporation
Committees: Audit, Finance (Chair), Nominating & Corporate Governance



Daniel W. Holt (I)
Year Appointed: 2017
Co-Founder & CEO, BillGO
Committees: Nominating & Corporate Governance, Risk & Compliance



Gary A. LeDonne (I)
Year Appointed: 2016
Executive in Residence at the John Chambers College of Business & Economics at WVU
Committees: Audit, Finance, HR & Compensation (Chair)



Larry F. Mazza (N)
Year Appointed: 2005
President & CEO, MVB & MVB Bank



Dr. Kelly R. Nelson (I)
Year Appointed: 2005
Physician
Committees: Audit, Nominating & Corporate Governance (Chair), HR & Compensation



J. Christopher Pallotta (I)
Year Appointed: 1999
Director, Bond Insurance Agency
Committees: Finance, Audit



Cheryl D. Spielman (I)
Year Appointed: 2019
Retired Partner, Ernst & Young
Committees: Audit (Chair), Finance

(C) Independent Chairman.
(N) Non-Independent Director.
(I) Independent Director.

Our Directors' Skills & Expertise



Mergers & Acquisitions 9
Finance / Banking 8
High Growth Company Leadership 7
Accounting / Budgeting 7
Communications / PR 6
Enterprise Risk Management 5
Regulatory / Government 4

Board Independence & Balanced Tenure



Non-Independent 11%
Independent 89%



Average Tenure: ~9 years
2
1
3
3
0-3 Years
4-6 Years
7-9 Years
> 10 Years

Source: Company documents.

Appendix: Financial Comparisons

$ in thousands, except per share	Q2 2020	Q1 2020	Q2 2019	YTD 2020	YTD 2019
Balance Sheet					
Total Assets	$2,215,157	$2,099,680	$1,833,018	$2,215,157	$1,833,018
Gross Loans HFI [(1)]	$1,494,672	$1,396,577	$1,326,682	$1,494,672	$1,326,682
Total Deposits [(1)]	$1,863,963	$1,598,239	$1,377,737	$1,863,963	$1,377,737
Bank Capital (%)					
Tier 1 Leverage Ratio	9.50%	9.83%	10.77%	9.50%	10.77%
Tier 1 Risk-Based & CET 1 Ratio	12.24%	11.34%	13.18%	12.24%	13.18%
Risk-Based Capital Ratio	13.33%	12.04%	13.97%	13.33%	13.97%
Asset Quality (%)					
NPLs / Loans	0.94%	0.42%	0.51%	0.94%	0.51%
NCOs / Loans	0.00%	0.50%	0.20%	0.24%	0.10%
Reserves / Gross Loans HFI	1.19%	0.80%	0.84%	1.19%	0.84%
Profitability					
Net Income to Common Shareholders	$17,919	$934	$15,255	$18,853	$18,326
ROAA [(2)]	3.29%	0.22%	3.37%	1.84%	2.07%
ROAE [(2)]	32.89%	1.95%	32.23%	17.57%	20.14%
Net Interest Margin [(3)]	3.78%	3.66%	3.53%	3.73%	3.52%
Diluted EPS [(2)]	$1.49	$0.08	$1.18	$1.55	$1.44

Source: SEC filings and Company documents.

Note: Reserves / Loans excludes loans held for sale.

(1) Excluding assets or deposits of branches held for sale, as applicable. (2) Q2 and YTD 2019 included $446K of net income from discontinued operations. Excluding this income, ROAA, ROAE, and diluted EPS would have been 3.27%, 31.30%, and $1.15 for Q2 2019 and 2.02%, 19.66%, and $1.41 for YTD 2019, respectively. (3) Presented on a fully-tax equivalent basis.

MVB

Appendix: Non-GAAP Reconciliation

TANGIBLE BOOK VALUE PER COMMON SHARE	For the quarter ended,
(Dollars in Thousands)	06/30/2020
Goodwill	$ 19,232
Plus: Intangibles	2,708
Total Intangibles	**$ 21,940**
Total Equity	$ 228,500
Less: Preferred equity	(7,334)
Less: Total Intangibles	(21,940)
Tangible Common Equity	**$ 199,226**
Tangible Common Equity	**$ 199,226**
÷ Common Shares Outstanding (000s)	11,968
Tangible Book Value Per Common Share	**$ 16.65**

Source: SEC filings and Company documents.